               OPPENHEIMER MAIN STREET FUND
               ----------------------------
      A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.
      -----------------------------------------------
        Class A Stock Certificate (8-1/2" x 12-5/8")
        --------------------------------------------

I.    FRONT OF  CERTIFICATE  (All text and other matter lies
      ---------------------
                               within   7-1/4"   x   11-1/4"
                               decorative border)

     (upper left) box with heading: NUMBER (OF SHARES)
       (upper right) box with heading: CLASS A SHARES
                   (centered below boxes)
               OPPENHEIMER MAIN STREET FUND,
      A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.
                   A MARYLAND CORPORATION

(at left) THIS IS TO CERTIFY THAT         (at   right)   SEE
                                          REVERSE        FOR
                                          CERTAIN
                                          DEFINITIONS

                                                box     with
CUSIP number
                                                68380D108
(at left) ______________________ is the owner of

     (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL
                        INTEREST OF
                OPPENHEIMER MAIN STREET FUND
           A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.

                  Oppenheimer  Main Street Fund, a series of
                  Oppenheimer Main Funds, Inc.  (hereinafter
                  called the "Fund"),  transferable  only on
                  the  books  of  the  Fund  by  the  holder
                  hereof  in  person  or by duly  authorized
                  attorney,    upon    surrender   of   this
                  certificate   properly   endorsed.    This
                  Certificate  and  the  shares  represented
                  hereby   are  issued  and  shall  be  held
                  subject  to all of the  provisions  of the
                  Articles of  Incorporation  of the Fund to
                  all of  which  the  holder  by  acceptance
                  hereof  assents.  This  certificate is not
                  valid until  countersigned by the Transfer
                  Agent.

                  WITNESS  the  facsimile  seal of the  Fund
                  and the signatures of its duly  authorized
                  officers.

(at left of seal)                                    (at
right of seal)
(signature)
(signature)

                              Dated:
/s/ Brian W. Wixted                                  /s/
Robert G. Zack
-----------------------
-------------------
TREASURER
SECRETARY

                    (centered at bottom)
               1-1/2" diameter facsimile seal
                        with legend
               OPPENHEIMER MAIN STREET FUND,
      A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.
                            SEAL
                            2003
                   A MARYLAND CORPORATION

(at lower right, printed vertically)      Countersigned
                                    OPPENHEIMERFUNDS
SERVICES
                                    (A         DIVISION        OF
OPPENHEIMERFUNDS, INC.
                                    Denver  (Colo)  Transfer
Agent

                                    By
----------------------------
                                       Authorized Signature

(at lower left corner, outside ornamental border)
300-000000 [certificate number]

II.   BACK OF CERTIFICATE  (text reads from top to bottom of
      -------------------
12-5/8" dimension)

      The   following   abbreviations   when   used  in  the
inscription  on the  face  of  this  certificate,  shall  be construed as though they were written out in full  according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF  GIFT/TRANSFER MIN ACT -  __________________  Custodian
---------------
                                    (Cust)
(Minor)

UNDER UGMA/UTMA ___________________
                        (State)

Additional  abbreviations may also be used though not in the above list.

For  Value   Received   ................   hereby sell(s),
assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________   Class   A
Shares of  beneficial  interest  represented  by the  within
Certificate, and do
hereby      irrevocably      constitute      and     appoint
___________________________  Attorney to  transfer  the said shares  on the  books of the  within  named  Fund  with full power of substitution in the premises.

Dated: ______________________

                                    Signed:
--------------------------

-----------------------------------
                                    (Both   must   sign   if
joint owners)

                                    Signature(s)
--------------------------
                                    guaranteed  Name      of
Guarantor
                                    by:
-------------------------------
                                         Signature        of
Officer/Title

(text printed     NOTICE:    The    signature(s)   to   this
assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above  paragraph) face of the
certificate  in  every  particular   without  alteration  or
enlargement or any change whatever.

(text printed in  Signatures   must  be   guaranteed   by  a
financial
box to left of  institution  of the  type  described  in the current signature(s)) prospectus of the Fund.

-----------------------------------------------------------------------
         THIS SPACE MUST NOT BE COVERED IN ANY WAY